                                                                   EXHIBIT 10.2

The preprinted portions of this form , except italicized or differentiated
                                                            --------------
additions,  have been approved by the Colorado Real Estate Commission.
(CBS1-9-99)
THIS FORM HAS IMPORTANT LEGAL CONSEQUENCES AND THE PARTIES SHOULD CONSULT LEGAL
AND TAX OR OTHER COUNSEL BEFORE SIGNING.

                       CONTRACT TO BUY AND SELL REAL ESTATE
                                   (RESIDENTIAL)
                                                             Date: August  24, 2001

      1.    AGREEMENT.  Buyer agrees to buy and the undersigned Seller agrees to sell the Property defined below on the terms and conditions set forth in this contract.
      2.    DEFINED TERMS.
      a.    Buyer.  Buyer, Douglas A. Larson and Kathleen R. Larson ,will take title to the real property described below as __ Joint Tenants __ Tenants In Common
__ Other in Severalty.
      b.    Property.  The Property is the following legally described real estate:

                  Parcel Three and Parcell Four
                  Eldorado Springs Exemption Plat No. 1

in the County of        Boulder      , Colorado, commonly known  as
No.     31 Fowler Lane,       Eldorado Springs,      CO           80025
        Street Address              City            State          Zip

together with the interests, easements, rights, benefits, improvements and attached fixtures appurtenant thereto, all interest of Seller in vacated streets and alleys adjacent thereto, except as herein excluded.
                c.  Dates and Deadlines. [omitted]

      d.    Attachments.

            N/A

      e.    Applicability of Terms.  A check or similar mark in a box means that such provision is applicable.  The abbreviation "N/A" means not applicable.
      3.    INCLUSIONS AND EXCLUSIONS.
      a.    The Purchase Price includes the following items (Inclusions):
            (1)   Fixtures.  If attached to the Property on the date of this contract, lighting, heating, plumbing, ventilating, and air conditioning fixtures, TV antennas, inside telephone wiring and connecting blocks/jacks, plants, mirrors, floor coverings, intercom systems, built-in kitchen appliances, sprinkler systems and controls, built-in vacuum systems (including accessories),
garage door openers including N/A    remote controls; and NONE OTHER.
            (2)   Other Inclusions.  If on the Property whether attached or not on the date of this contract: storm windows, storm doors, window and porch shades, awnings, blinds, screens, window coverings, curtain rods, drapery rods, fireplace inserts, fireplace screens, fireplace grates, heating stoves, storage sheds, and all keys. Check applicable box(es) if included:
__ Water Softeners, __ Smoke/Fire Detectors, __ Security Systems, __ Satellite
Systems (including satellite dishes and accessories); and NONE OTHER
            (3)   Parking and Storage Facilities.  The use of the following
parking facilities: NONE;
 and the following storage facilities: NONE.
            (4)   Water Rights.  The following legally described water rights: N/A

      b.    Instruments of Transfer.  The Inclusions are to be conveyed at
Closing free and clear of all taxes, liens and encumbrances, except as provided in ss.12.  Conveyance shall be by bill of sale or other applicable legal
instrument(s).  Any water rights shall be conveyed by N/A    deed or other
applicable legal instrument(s).
      c.    Exclusions.  The following attached fixtures are excluded from this
sale:   NONE

      4.    PURCHASE PRICE AND TERMS.  The Purchase Price set forth below shall be payable in U. S. Dollars by Buyer as follows:

 Item No.   Reference   Item  Amount      Amount
1   ss. 4   Purchase Price               $500,000
2   ss. 4a  Earnest Money                 N/A
3   ss. 4b  New Loan                     $300,000
4   ss. 4c  Assumption Balance            N/A
5   ss. 4d  Seller or Private Financing  $200,000
6   ss. 4e  Cash at Closing               N/A
7           TOTAL $500,000               $500,000

      a.    Earnest Money.  The Earnest Money set forth in this Section, in the
form of  N/A          , is part payment of the Purchase Price and shall be
payable to and held by N/A           , in its trust account, on behalf of both
Seller and Buyer.  The parties authorize delivery of the Earnest Money deposit to the Closing Company, if any, at or before Closing.
      b.    New Loan.  Buyer shall obtain a new loan set forth in this Section and as follows: __ Conventional __ FHA __ VA __ Other AS DETERMINED BY BUYER
 . This loan will be secured by a 1ST       (1st, 2nd, etc.) deed of trust.
      The loan may be increased to add the cost of mortgage insurance, VA funding
fee and other items for a total loan amount, not in excess of      N/A   , which
shall be amortized over a period of 30     years at approximately $      per
month including principal and interest not to exceed 7.5     % per annum, plus,
if required by Buyer's lender, a monthly deposit of 1/12 of the estimated annual real estate taxes, property insurance premium, and mortgage insurance premium.
If the loan is an adjustable interest rate or graduated payment loan, the monthly payments and interest rate initially shall not exceed the figures set forth above.
      Loan discount points, if any, shall be paid to lender at Closing and shall
not exceed 1      % of the total loan amount.  Notwithstanding the loan's
interest rate, the first ALL   loan discount points shall be paid by BUYER
, and the balance, if any, shall be paid by BUYER           .
      Buyer shall timely pay Buyer's loan costs and a loan origination fee not to
exceed 1     % of the loan amount.
      c.    Assumption. [INTENTIONALLY OMITTED]
      d.    Seller or Private Financing.  Buyer agrees to execute a promissory
note payable to: ELDORADO ARTESIAN SPRINGS, INC.      , as ___ Joint Tenants ___
Tenants in Common ___ Other     , on the note form as indicated:
___ (UCCC - No Default Rate) NTD 82-3-95 ___ (Default Rate) NTD 81-11-83 ___ Other
PREPARED BY SELLER'S ATTORNEY secured by a 2nd   (lst, 2nd, etc.) deed of trust
encumbering the Property, using the form as indicated:___ Strict Due-On-Sale (TD
72-7-96) ___ Creditworthy (TD 73-7-96) ___ Assumable - Not Due On Sale (TD 74-7-96) ___
Other       .
[INTENTIONALLY OMITTED]
      Buyer ___ Shall ____ Shall Not provide a mortgagee's title insurance policy, at
Buyer's expense.
      e.    Cash at Closing.  All amounts paid by Buyer at Closing including Cash at Closing, plus Buyer's closing costs, shall be in funds which comply with all applicable Colorado laws, which include cash, electronic transfer funds, certified check, savings and loan teller's check and cashier's check (Good Funds).
      5.    FINANCING CONDITIONS AND OBLIGATIONS.
      a.    Loan Application.  If Buyer is to pay all or part of the Purchase
Price by obtaining a new loan, or if an existing loan is not to be released at
Closing, Buyer, if required by such lender, shall make written application by
Loan Application Deadline (ss.2c).  Buyer shall cooperate with Seller and lender to obtain loan approval, diligently and timely pursue same in good faith, execute all documents and furnish all information and documents required by lender, and, subject toss.4, timely pay the costs of obtaining such loan or lender consent.
Buyer agrees to satisfy the reasonable requirements of lender, and shall not withdraw the loan or assumption application, nor intentionally cause any change in circumstances which would prejudice lender's approval of the loan application or funding of the loan.
      b.    Loan Commitment.  If Buyer is to pay all or part of the Purchase
Price by obtaining a new loan as specified inss.4b, this contract is conditional upon Buyer obtaining a written loan commitment including, if required by lender,
(1) lender verification of employment, (2) lender approval of Buyer's credit-worthiness, (3) lender verification that Buyer has sufficient funds to close, and (4) specification of any remaining requirements for funding said loan.  This condition shall be deemed waived unless Seller receives from Buyer, no later than Loan Commitment Deadline (ss.2c), written notice of Buyer's inability to obtain such loan commitment.  If Buyer so notifies Seller, this contract shall terminate.
IF BUYER WAIVES THIS CONDITION BUT DOES NOT CLOSE, BUYER SHALL BE IN DEFAULT.
      c.    Credit Information.  If Buyer is to pay all or part of the Purchase
Price by executing a promissory note in favor of Seller or if an existing loan is not to be released at Closing, this contract is conditional upon Seller's approval of Buyer's financial ability and creditworthiness, which approval shall be at Seller's sole and absolute discretion.  In such case: (l) Buyer shall supply to Seller by Buyer's Credit Information Deadline (ss.2c), at Buyer's
expense, information and documents concerning Buyer's financial, employment and credit condition; (2) Buyer consents that Seller may verify Buyer's financial ability and creditworthiness (including obtaining a current credit report); (3)
any such information and documents received by Seller shall be held by Seller in confidence, and not released to others except to protect Seller's interest in this transaction; (4) if Seller does not provide written notice of Seller's disapproval to Buyer by Disapproval of Buyer's Credit Deadline (ss.2c), then
Seller waives this condition.  If Seller does provide written notice of disapproval to Buyer on or before said date, this contract shall terminate.
      d.    Existing Loan Review.  If an existing loan is not to be released at
Closing, Seller shall provide copies of the loan documents (including note, deed of trust, and any modifications) to Buyer by Existing Loan Documents Deadline (ss.
2c).  This contract is conditional upon Buyer's review and approval of the provisions of such loan documents. If written notice of objection to such loan documents, signed by Buyer, is not received by Seller by the Objection to
Existing Loan Deadline (ss.2c), Buyer accepts the terms and conditions of the documents.  If the lender's approval of a transfer of the Property is required, this contract is conditional upon Buyer's obtaining such approval without change in the terms of such loan, except as set forth inss.4c. If lender's approval is not obtained by Approval of Loan Transfer Deadline (ss.2c), this contract shall terminate on such date.  If Seller is to be released from liability under such existing loan or if Seller's VA eligibility is to be reinstated and Buyer does not obtain such compliance as set forth inss.4c, this contract may be terminated at Seller's option.
      6.    APPRAISAL PROVISIONS.
      a.    Appraisal Condition.
__           (1)   No Appraisal Condition.  This subsection a. shall not apply.
__           (2)   FHA.  It is expressly agreed that notwithstanding any other provisions of this contract, the Purchaser (Buyer) shall not be obligated to complete the purchase of the Property described herein or to incur any penalty by forfeiture of earnest money deposits or otherwise unless the Purchaser (Buyer)
has been given in accordance with HUD/FHA or VA requirements a written statement by the Federal Housing Commissioner, Veterans Administration, or a Direct
Endorsement lender setting forth the appraised value of the Property of not less
than $       . The Purchaser (Buyer) shall have the privilege and option of proceeding with consummation of the contract without regard to the amount of the appraised valuation. The appraised valuation is arrived at to determine the maximum mortgage the Department of Housing and Urban Development will insure. HUD does not warrant the value nor the condition of the Property. The Purchaser
(Buyer) should satisfy himself/herself that the price and condition of the
Property are acceptable.
__           (3)   VA.  If Buyer is to pay the Purchase Price by obtaining a new
VA-guaranteed loan, it is agreed that, notwithstanding any other provisions of this contract, Buyer shall not incur any penalty by forfeiture of earnest money or otherwise be obligated to complete the purchase of the Property described herein, if the contract Purchase Price or cost exceeds the reasonable value of the Property established by the Veterans Administration.  Buyer shall, however, have the privilege and option of proceeding with the consummation of this contract without regard to the amount of the reasonable value established by the
Veterans Administration.
__           (4)   Other.  Buyer shall have the sole option and election to
terminate this contract if the Purchase Price exceeds the Property's valuation
determined by an appraiser engaged by BUYER OR BUYER'S LENDER     . The contract
shall terminate by Buyer giving Seller written notice of termination and either a copy of such appraisal or written notice from lender which confirms the
Property's valuation is less than the Purchase Price, received on or before the
Appraisal Deadline (ss.2c).  If Seller does not receive such written notice of termination on or before the Appraisal Deadline (ss.2c), Buyer waives any right to terminate under this subsection.
      b.    Cost of Appraisal. Cost of any appraisal to be obtained after the date of this contract shall be timely paid by __ Buyer  __ Seller.
      7.    EVIDENCE OF TITLE.
      a.    Evidence of Title; Survey.  On or before Title Deadline (ss.2c),
Seller shall cause to be furnished to Buyer, at Seller's expense, a current commitment for owner's title insurance policy in an amount equal to the Purchase
Price or if this box is checked, __ An Abstract of title certified to a current date.  If a title insurance commitment is furnished, it __ Shall __ Shall Not commit to delete or insure over the standard exceptions which relate to:
            (1)  parties in possession,
            (2)  unrecorded easements,
            (3)  survey matters,
            (4)  any unrecorded mechanics' liens,
            (5)  gap period (effective date of commitment to date deed is recorded), and
            (6)  unpaid taxes, assessments and unredeemed tax sales prior to the year of Closing.
      Any additional premium expense to obtain this additional coverage shall be paid by Seller. An amount not to exceed $200  for the cost of any improvement location certificate or survey shall be paid by __ Buyer __  Seller.  If the cost exceeds this amount, Buyer shall pay the excess on or before Closing unless Buyer delivers to Seller or Listing Company, before the improvement location certificate or survey is ordered, Buyer's written notice allowing the exception for survey matters. The improvement location certificate or survey shall be received by Buyer on or before Survey Deadline (ss.2c).  Seller shall cause the title insurance policy to be delivered to Buyer as soon as practicable at or after Closing.
      b.    Copies of Exceptions.  On or before Title Deadline (ss.2c), Seller, at
Seller's expense, shall furnish to Buyer, (1) a copy of any plats, declarations, covenants, conditions and restrictions burdening the Property, and  (2) if a title insurance commitment is required to be furnished, and if this box is checked __ Copies of any Other Documents (or, if illegible, summaries of such documents) listed in the schedule of exceptions (Exceptions).  Even if the box is not checked, Seller shall have the obligation to furnish these documents pursuant to this subsection if requested by Buyer any time on or before the Document
Request Deadline (ss.2c).  This requirement shall pertain only to documents as shown of record in the office of the clerk and recorder(s).  The abstract or title insurance commitment, together with any copies or summaries of such documents furnished pursuant to this Section, constitute the title documents
(Title Documents).
      c.    Common Interest Community Governing Documents.
__           (1)  Not Applicable.  This subsection c. shall not apply.
__           (2) Conditional on Buyer's Review.  Seller shall cause to be furnished to Buyer, at Seller's expense, on or before Title Deadline (ss.2c) a current copy of the owner's association declarations, bylaws, rules and regulations, party wall agreements (herein collectively "Governing Documents"), most recent financial documents consisting of (a) annual balance sheet, (b)
annual income and expenditures statement, and (c) annual budget (herein collectively "Financial Documents"), if any.  Written notice of any unsatisfactory provision(s) in any of these documents signed by Buyer, or on behalf of Buyer, and given to Seller on or before Governing Documents Deadline,
[which is the same as Title Objection Deadline (ss.2c)], shall terminate this contract.  If Seller does not receive written notice from Buyer within such time,
Buyer accepts the terms of said documents, and Buyer's right to terminate this contract pursuant to this subsection is waived, notwithstanding the provisions of
ss.8d.
__           (3) Not Conditional on Review.  Buyer acknowledges that Seller has delivered a copy of the Governing Documents and Financial Documents.  Buyer has
reviewed them, agrees to accept the benefits, obligations and restrictions which they impose upon the Property and its owners and waives any right to terminate this contract due to such documents, notwithstanding the provisions ofss.8d.
      8.    TITLE.
      a.    Title Review.  Buyer shall have the right to inspect the Title
Documents.  Written notice by Buyer of unmerchantability of title or of any other unsatisfactory title condition shown by the Title Documents shall be signed by or on behalf of Buyer and given to Seller on or before Title Objection Deadline (ss.
2c), or within five (5) calendar days after receipt by Buyer of any Title
Document(s) or endorsement(s) adding new Exception(s) to the title commitment together with a copy of the Title Document adding new Exception(s) to title.  If
Seller does not receive Buyer's notice by the date(s) specified above, Buyer accepts the condition of title as disclosed by the Title Documents as satisfactory.
      b.    Matters not Shown by the Public Records.  Seller shall deliver to
Buyer, on or before Off-Record Matters Deadline (ss.2c) true copies of all lease(s) and survey(s) in Seller's possession pertaining to the Property and shall disclose to Buyer all easements, liens or other title matters not shown by the public records of which Seller has actual knowledge.  Buyer shall have the right to inspect the Property to determine if any third party(ies) has any right in the Property not shown by the public records (such as an unrecorded easement, unrecorded lease, or boundary line discrepancy).  Written notice of any unsatisfactory condition(s) disclosed by Seller or revealed by such inspection shall be signed by or on behalf of Buyer and given to Seller on or before
Off-Record Matters Objection Deadline (ss.2c).  If Seller does not receive Buyer's notice by said date, Buyer accepts title subject to such rights, if any, of third parties of which Buyer has actual knowledge.
      c.    Special Taxing Districts.  SPECIAL TAXING DISTRICTS MAY BE SUBJECT TO
GENERAL OBLIGATION INDEBTEDNESS THAT IS PAID BY REVENUES PRODUCED FROM ANNUAL TAX
LEVIES ON THE TAXABLE PROPERTY WITHIN SUCH DISTRICTS.  PROPERTY OWNERS IN SUCH
DISTRICTS MAY BE PLACED AT RISK FOR INCREASED MILL LEVIES AND EXCESSIVE TAX
BURDENS TO SUPPORT THE SERVICING OF SUCH DEBT WHERE CIRCUMSTANCES ARISE RESULTING
IN THE INABILITY OF SUCH A DISTRICT TO DISCHARGE SUCH INDEBTEDNESS WITHOUT SUCH
AN INCREASE IN MILL LEVIES. BUYER SHOULD INVESTIGATE THE DEBT FINANCING
REQUIREMENTS OF THE AUTHORIZED GENERAL OBLIGATION INDEBTEDNESS OF SUCH DISTRICTS,
EXISTING MILL LEVIES OF SUCH DISTRICT SERVICING SUCH INDEBTEDNESS, AND THE
POTENTIAL FOR AN INCREASE IN SUCH MILL LEVIES.
      In the event the Property is located within a special taxing district and
Buyer desires to terminate this contract as a result, if written notice is received by Seller on or before Off-Record Matters Objection Deadline (ss.2c), this contract shall then terminate.  If Seller does not receive Buyer's notice by such date, Buyer accepts the effect of the Property's inclusion in such special taxing district(s) and waives the right to so terminate.
      d.    Right to Cure.  If Seller receives notice of unmerchantability of title or any other unsatisfactory title condition(s) or commitment terms as provided inss.8 a or b above, Seller shall use reasonable effort to correct said items and bear any nominal expense to correct the same prior to Closing.  If such unsatisfactory title condition(s) are not corrected on or before Closing, this contract shall then terminate; provided, however, Buyer may, by written notice received by Seller, on or before Closing, waive objection to such items.
      e.    Right of First Refusal.  If the Governing Documents require written approval of the sale contemplated by this contract or waiver of any option or right of first refusal by the owners' association or any other owner in the owners' association, Seller shall timely submit this contract and request approval of the sale or waiver of any option or right of first refusal pursuant to such provisions.  If no such approval or waiver is obtained on or before Right Of
First Refusal Deadline (ss.2c), this contract shall terminate.  Buyer agrees to cooperate with Seller in obtaining the approval and/or waiver if required by the applicable Governing Documents and shall make available such information as the owners' association may reasonably require.
      f.    Title Advisory.  The Title Documents affect the title, ownership and use of the Property and should be reviewed carefully.  Additionally, other matters not reflected in the Title Documents may affect the title, ownership and use of the Property, including without limitation boundary lines and encroachments, area, zoning, unrecorded easements and claims of easements, leases and other unrecorded agreements, and various laws and governmental regulations concerning land use, development and environmental matters.  THE SURFACE ESTATE
MAY BE OWNED SEPARATELY FROM THE UNDERLYING MINERAL ESTATE, AND TRANSFER OF THE
SURFACE ESTATE DOES NOT NECESSARILY INCLUDE TRANSFER OF THE MINERAL RIGHTS. THIRD
PARTIES MAY HOLD INTERESTS IN OIL, GAS, OTHER MINERALS, GEOTHERMAL ENERGY OR
WATER ON OR UNDER THE PROPERTY, WHICH INTERESTS MAY GIVE THEM RIGHTS TO ENTER AND
USE THE PROPERTY.  Such matters may be excluded from the title insurance policy.
Buyer is advised to timely consult legal counsel with respect to all such matters as there are strict time limits provided in this contract (e.g., Title Objection
Deadline [ss.2c] and Off-Record Matters Objection Deadline [ss.2c]).

      9.    LEAD-BASED PAINT. [omitted]

      10.   PROPERTY DISCLOSURE AND INSPECTION. [omitted]

      11.   CLOSING.  Delivery of deed(s) from Seller to Buyer shall be at
Closing (Closing). Closing shall be on the date specified as the Closing Date (ss.
2c) or by mutual agreement at an earlier date.  The hour and place of Closing
shall be as designated by SELLER                      .
      12.   TRANSFER OF TITLE.  Subject to tender or payment at Closing as required herein and compliance by Buyer with the other terms and provisions hereof, Seller shall execute and deliver a good and sufficient SPECIAL WARRANTY deed to Buyer, at Closing, conveying the Property free and clear of all taxes except the general taxes for the year of Closing.  Except as provided herein, title shall be conveyed free and clear of all liens, including any governmental liens for special improvements installed as of the date of Buyer's signature hereon, whether assessed or not.  Title shall be conveyed subject to:
      a.    those specific Exceptions described by reference to recorded documents as reflected in the Title Documents accepted by Buyer in accordance withss.8a [Title Review],
      b.    distribution utility easements (including cable TV),
      c.    those specifically described rights of third parties not shown by the public records of which Buyer has actual knowledge and which were accepted by
Buyer in accordance withss.8b [Matters Not Shown by the Public Records], and
      d.    inclusion of the Property within any special taxing district, and
      e.    the benefits and burdens of any declaration and party wall agreements, if any, and
      f.    other NONE OTHER.
      13.   PAYMENT OF ENCUMBRANCES.  Any encumbrance required to be paid shall be paid at or before Closing from the proceeds of this transaction or from any other source.
      14.   CLOSING COSTS; DOCUMENTS AND SERVICES  Buyer and Seller shall pay, in
Good Funds, their respective Closing costs and all other items required to be paid at Closing, except as otherwise provided herein.  Buyer and Seller shall sign and complete all customary or reasonably required documents at or before
Closing.  Fees for real estate Closing services shall be paid at Closing by __
One-Half by Buyer and One-Half by Seller __ Buyer __ Seller __ Other       .
      Any fees incident to the transfer from Seller to Buyer assessed on or on behalf of the owners' association shall be paid by __ Buyer __ Seller.
      The local transfer tax of N/A % of the Purchase Price shall be paid at
Closing by __ Buyer __ Seller.  Any sales and use tax that may accrue because of this transaction shall be paid when due by __ Buyer __ Seller.
      15.   PRORATIONS.  The following shall be prorated to Closing Date, (ss.2c)
except as otherwise provided:
      a.    Taxes.  Personal property taxes, if any, and general real estate taxes for the year of Closing, based on
__ The Taxes for the Calendar Year Immediately Preceding Closing __ The Most Recent
Mill Levy and Most Recent Assessment __ Other     ;
      b.    Rents.  Rents based on __ Rents Actually Received __ Accrued.  Security deposits held by Seller shall be credited to Buyer.  Seller shall assign all leases to Buyer and Buyer shall assume such leases.
      c.    Association Assessments.  Current regular owners' association assessments and association dues.  Owners' association assessments paid in advance shall be credited to Seller at Closing.  Cash reserves held out of the regular owners' association assessments for deferred maintenance by the owners'
association shall not be credited to Seller except as may be otherwise provided by the Governing Documents.  Any special assessment by the owners' association for improvements that have been installed as of the date of Buyer's signature hereon shall be the obligation of Seller.  Any other special assessment assessed prior to Closing Date (ss.2c) by the owners' association shall be the obligation of __ Buyer __ Seller.  Seller represents that the amount of the regular owners'
association assessment is currently payable at $N/A    per N/A and that there are
no unpaid regular or special assessments against the Property except the current regular assessments and except N/A  .
Such assessments are subject to change as provided in the Governing Documents.
Seller agrees to promptly request the owners' association to deliver to Buyer before Closing Date (ss.2c) a current statement of assessments against the
Property.  Any fees incident to the issuance of such statement of assessments shall be paid by __ Buyer __ Seller.
      d.    Loan Assumption -  Mortgage Insurance.  FHA or private mortgage insurance premium, if any, __ Shall __ Shall Not be apportioned to Closing Date (ss.
2c).  Any such amount shall be apportioned as follows: N/A  .
      e.    Other Prorations.  Water, sewer charges; and interest on continuing loan(s), if any; and NONE OTHER
 .
      f.    Final Settlement.   Unless otherwise agreed in writing, these
prorations shall be final.
      16.   POSSESSION.  Possession of the Property shall be delivered to Buyer on Possession Date and Possession Time (ss.2c), subject to the following lease(s)
or tenancy(s):NONE      .     If Seller, after Closing, fails to deliver
possession as specified, Seller shall be subject to eviction and shall be
additionally liable to Buyer for payment of $100       per day from the
Possession Date (ss.2c) until possession is delivered.
      Buyer __ Does __ Does Not represent that Buyer will occupy the Property as
Buyer's principal residence.
      17.   NOT ASSIGNABLE.  This contract shall not be assignable by Buyer without Seller's prior written consent.  Except as so restricted, this contract shall inure to the benefit of and be binding upon the heirs, personal representatives, successors and assigns of the parties.
      18.   CONDITION OF, AND DAMAGE TO PROPERTY AND INCLUSIONS.  Except as
otherwise provided in this contract, the Property, Inclusions or both shall be delivered in the condition existing as of the date of this contract, ordinary wear and tear excepted.
      a.    Casualty; Insurance.  In the event the Property or Inclusions shall be damaged by fire or other casualty prior to Closing, in an amount of not more than ten percent of the total Purchase Price, Seller shall be obligated to repair the same before the Closing Date (ss.2c).  In the event such damage is not repaired within said time or if the damages exceed such sum, this contract may be terminated at the option of Buyer by delivering to Seller written notice of termination.  Should Buyer elect to carry out this contract despite such damage,
Buyer shall be entitled to a credit, at Closing, for all the insurance proceeds resulting from such damage to the Property and Inclusions payable to Seller but not the owners' association, if any, plus the amount of any deductible provided for in such insurance policy, such credit not to exceed the total Purchase Price.
      b.    Damage; Inclusions; Services.  Should any Inclusion(s) or service(s)
(including systems and components of the Property, e.g. heating, plumbing, etc.)
fail or be damaged between the date of this contract and Closing or possession, whichever shall be earlier, then Seller shall be liable for the repair or replacement of such Inclusion(s) or service(s) with a unit of similar size, age and quality, or an equivalent credit, but only to the extent that the maintenance or replacement of such Inclusion(s), service(s) or fixture(s) is not the responsibility of the owners' association, if any, less any insurance proceeds received by Buyer covering such repair or replacement.  Seller and Buyer are aware of the existence of pre-owned home warranty programs which may be purchased and may cover the repair or replacement of some Inclusion(s).
      c.    Walk-Through; Verification of Condition.  Buyer, upon reasonable notice, shall have the right to walk through the Property prior to Closing to verify that the physical condition of the Property and Inclusions complies with this contract.
      19.   RECOMMENDATION OF LEGAL AND TAX COUNSEL.  By signing this document,
Buyer and Seller acknowledge that the Selling Company or the Listing Company has advised that this document has important legal consequences and has recommended the examination of title and consultation with legal and tax or other counsel before signing this contract.
      20.   TIME OF ESSENCE AND REMEDIES.  Time is of the essence hereof.  If any note or check received as Earnest Money hereunder or any other payment due hereunder is not paid, honored or tendered when due, or if any other obligation hereunder is not performed or waived as herein provided, there shall be the following remedies:
      a.    If Buyer is in Default:
__           (1)   Specific Performance.  Seller may elect to treat this contract as canceled, in which case all payments and things of value received hereunder shall be forfeited and retained on behalf of Seller, and Seller may recover such damages as may be proper, or Seller may elect to treat this contract as being in full force and effect and Seller shall have the right to specific performance or damages, or both.
__           (2)   Liquidated Damages.  All payments and things of value received hereunder shall be forfeited by Buyer and retained on behalf of Seller and both parties shall thereafter be released from all obligations hereunder. It is agreed that such payments and things of value are LIQUIDATED DAMAGES and (except as provided in subsection c) are SELLER'S SOLE AND ONLY REMEDY for Buyer's failure to perform the obligations of this contract. Seller expressly waives the remedies of specific performance and additional damages.
            b.     If Seller is in Default:  Buyer may elect to treat this
contract as canceled, in which case all payments and things of value received hereunder shall be returned and Buyer may recover such damages as may be proper, or Buyer may elect to treat this contract as being in full force and effect and
Buyer shall have the right to specific performance or damages, or both.
            c.    Costs and Expenses.  In the event of any arbitration or
litigation relating to this contract, the arbitrator or court shall award to the prevailing party all reasonable costs and expenses, including attorney fees.
      21.   MEDIATION.  If a dispute arises relating to this contract, prior to or after Closing, and is not resolved, the parties shall first proceed in good faith to submit the matter to mediation.  Mediation is a process in which the parties meet with an impartial person who helps to resolve the dispute informally and confidentially.  Mediators cannot impose binding decisions.  The parties to the dispute must agree before any settlement is binding.  The parties will jointly appoint an acceptable mediator and will share equally in the cost of such mediation.  The mediation, unless otherwise agreed, shall terminate in the event the entire dispute is not resolved 30 calendar days from the date written notice requesting mediation is sent by one party to the other(s). This Section shall not alter any date in this contract, unless otherwise agreed.
22.   EARNEST MONEY DISPUTE.  Notwithstanding any termination of this contract,
Buyer and Seller agree that, in the event of any controversy regarding the
Earnest Money and things of value held by broker or Closing Company (unless mutual written instructions are received by the holder of the Earnest Money and things of value), broker or Closing Company shall not be required to take any action but may await any proceeding, or at broker's or Closing Company's option and sole discretion, may interplead all parties and deposit any moneys or things of value into a court of competent jurisdiction and shall recover court costs and reasonable attorney fees.
23.   TERMINATION.  In the event this contract is terminated, all payments and things of value received hereunder shall be returned and the parties shall be relieved of all obligations hereunder, subject toss.ss.10c, 21 and 22.
24.   ADDITIONAL PROVISIONS.  (The language of these additional provisions has not been approved by the Colorado Real Estate Commission.)

      SEE ADDITIONAL PROVISIONS, ATTACHED HERETO AND INCORPORATED HEREIN BY THIS
REFERENCE.

      25.   ENTIRE AGREEMENT; SUBSEQUENT MODIFICATION; SURVIVAL.  This contract constitutes the entire contract between the parties relating to the subject hereof, and any prior agreements pertaining thereto, whether oral or written, have been merged and integrated into this contract. No subsequent modification of any of the terms of this contract shall be valid, binding upon the parties, or enforceable unless made in writing and signed by the parties.  Any obligation in this contract which, by its terms, is intended to be performed after termination or Closing shall survive the same.
      26.   FACSIMILE.  Signatures __ May __ May Not be evidenced by facsimile.
Documents with original signatures shall be provided to the other party at
Closing, or earlier upon request of any party.
      27.   NOTICE.  Except for the notice requesting mediation described inss.
21, any notice to Buyer shall be effective when received by Buyer or by Selling
Company and any notice to Seller shall be effective when received by Seller or
Listing Company.
28.   NOTICE OF ACCEPTANCE; COUNTERPARTS.  This proposal shall expire unless accepted in writing, by Buyer and Seller, as evidenced by their signatures below, and the offering party receives notice of acceptance pursuant toss.27 on or before Acceptance Deadline Date and Acceptance Deadline Time (ss.2c).  If
accepted, this document shall become a contract between Seller and Buyer.  A copy of this document may be executed by each party, separately, and when each party has executed a copy thereof, such copies taken together shall be deemed to be a full and complete contract between the parties.

Buyer Douglas A.  Larson , an individual  Buyer Kathleen R. Larson, an individual
Date of Buyer's Signature: 8/24/01        Date of Buyer's Signature:  8/24/01

Buyer's Address:        31 Fowler Lane, Eldorado Springs, CO 80025

Buyer's Telephone No:   (303) 499-1316           Buyer's Fax No:   (303) 499-1339

 [NOTE:     If this offer is being countered or rejected, do not sign this document.  Refer toss.29]
ELDORADO ARTESIAN SPRINGS, INC.
a Colorado corporation

By:   /s/                                 /s/
Seller Douglas A. Larson, President       Seller Kevin M. Sipple, Secretary
Date of Seller's Signature:         Date of Seller's Signature:

Seller's Address: 294 Artesian Drive, Eldorado Springs, CO 80025

Seller's Telephone No: (303) 499-1316           Seller's Fax No: (303) 499-1339

      29.   COUNTER; REJECTION.  This offer is __ Countered __ Rejected.
            Initials only of party (Buyer or Seller) who countered or rejected offer
END OF CONTRACT

[REAL ESTATE BROKER INFORMATION INTENTIONALLY OMITTED]

                      ADDITIONAL PROVISIONS ADDENDUM ("APA")
                  attached to and forming a part of that certain
        Contract to Buy and Sell Real Estate (Residential) (the "Contract")
          by and between Eldorado Artesian Springs, Inc., as Seller, and
                Douglas A. Larson and Kathleen R. Larson, as Buyer

ADDITIONAL PROVISIONS INSERT FOR CONTRACT SECTION 24
----------------------------------------------------

24.   ADDITIONAL PROVISIONS.
      ---------------------

               (a)   Property  Disclosure and  Inspection.  Upon  conclusion of the
                     -------------------------------------
                  inspection   period,   Buyer  will  rely   solely  upon  its  own
                  inspection   of   the   Property   and    Inclusions   and   such
                  investigation,  testing,  evaluation,  and  consultants  as Buyer deems  necessary  to evaluate  the  condition of the Property and the  Inclusions  and  the  suitability  of the  Property  and the
                  Inclusions  for Buyer's  intended use.  Buyer  acknowledges  that the  opportunity to inspect the Property and Inclusions  provided herein is  sufficient  for Buyer to obtain  whatever  information regarding  the Property and  Inclusions  as may be necessary  for
                  Buyer  to  determine  the  condition  of  the  Property  and  the
                  Inclusions  and  their  suitability  for  Buyer's  intended  use.
                  SELLER  DOES  NOT,  BY  THE   EXECUTION   AND  DELIVERY  OF  THIS
                  CONTRACT,  AND SELLER  SHALL NOT, BY THE  EXECUTION  AND DELIVERY
                  OF  ANY  DOCUMENT  OR   INSTRUMENT   EXECUTED  AND  DELIVERED  IN
                  CONNECTION  WITH  THE  CLOSING,   MAKE  ANY   REPRESENTATION   OR
                  WARRANTY,  EXPRESS OR IMPLIED,  OR ANY KIND OR NATURE WHATSOEVER,
                  WITH  RESPECT TO THE  PROPERTY  OR THE  INCLUSIONS,  AND ALL SUCH
                  WARRANTIES   ARE  HEREBY   DISCLAIMED.   WITHOUT   LIMITING   THE
                  GENERALITY OF THE  FOREGOING,  SELLER  MAKES,  AND SHALL MAKE, NO
                  EXPRESS OR IMPLIED  WARRANTY  AS TO MATTERS OF TITLE  (OTHER THAN
                  SELLER'S  WARRANTY  OF TITLE  SET FORTH IN THE  SPECIAL  WARRANTY
                  DEED TO BE  DELIVERED  AT  CLOSING),  ZONING,  TAX  CONSEQUENCES,
                  PHYSICAL  OR  ENVIRONMENTAL  CONDITION,  VALUATION,  GOVERNMENTAL
                  APPROVALS,  GOVERNMENTAL  REGULATIONS  OR  ANY  OTHER  MATTER  OR
                  THING   RELATED  TO  OR  AFFECTING   THE  PROPERTY   (HEREINAFTER
                  COLLECTIVELY  CALLED  THE  "DISCLAIMED  MATTERS").  BUYER  AGREES
                  THAT,  WITH  RESPECT TO THE PROPERTY  AND THE  INCLUSIONS,  BUYER
                  HAS NOT RELIED  UPON AND WILL NOT RELY UPON,  EITHER  DIRECTLY OR
                  INDIRECTLY,  ANY  REPRESENTATION  OR  WARRANTY  OF SELLER.  BUYER
                  WILL  CONDUCT  SUCH   INSPECTIONS  AND   INVESTIGATIONS   OF  THE
                  PROPERTY AND THE  INCLUSIONS  (INCLUDING  BUT NOT LIMITED TO, THE
                  PHYSICAL AND ENVIRONMENTAL  CONDITION  THEREOF) AND RELY UPON THE
                  SAME AND,  UPON  CLOSING,  SHALL  ASSUME  THE RISK  THAT  ADVERSE
                  MATTERS,  INCLUDING BUT NOT LIMITED TO, THE  DISCLAIMED  MATTERS,
                  MAY  NOT  HAVE  BEEN   REVEALED   BY  BUYER'S   INSPECTIONS   AND
                  INVESTIGATIONS.

   (b)   Seller's  Representations  and  Warranties.  Seller hereby  represents and
         ------------------------------------------
warrants  to Buyer as of the date of the  Contract  and as of the  Closing  Date as follows:

                     (1)   Neither  the   execution   of  this   Contract  nor  its
               consummation  constitutes,  or will  result in, any breach of any of the terms,  conditions or provisions of, or is a default under,  any
               indenture,   charter,   bylaw,  mortgage,   loan  agreement,   lien,
               license,  judgment,  decree,  order,  instrument  or other verbal or written  agreement,  covenant or  restriction  to which  Seller is a party or is subject or to which the Property is subject.

         (2)   Seller owns fee simple  title to the  Property  and their  exists no restriction on the right of Seller to transfer the Property.

         (3)   There  is  no   litigation   pending  (or  to   Seller's   knowledge
               threatened)  against or  concerning  any part of the  Property;  nor does  Seller  know  of or  have  reasonable  grounds  to know of any basis for any such action.

         (4)   Seller has no  knowledge of any pending or  threatened  condemnation or eminent domain proceeding concerning any part of the Property.

         (5)   Seller  has  received  no  notice  of,  and to the best of  Seller's
               knowledge,   there  are  no   violations   of  any   laws,   orders,
               regulations   or   requirements   of  any   governmental   authority
               affecting any part of the Property.

(c)      Brokers.  The  parties  each  warrant  that they have  dealt  with no real
         -------
estate  broker  in  connection  with the  purchase  and sale  contemplated  by this
Contract.  The parties  agree to mutually  hold each other  harmless from any claim for a broker's  fee,  finder's fee or  commission  of any person,  which  indemnity will  include,  without  limitation,  reasonable  attorneys'  fees incurred in that regard.

(d)      Contract  to  Survive  Closing.  Except  such  of the  terms,  conditions,
         ------------------------------
covenants  and  agreements  under this  Contract  which are, by their very  nature, fully and  completely  performed  upon the closing of the purchase and sale, all of the  terms,  conditions,  representations,  warranties,  covenants  and  agreements stated in this  Contract  shall  survive  the  closing  and shall  continue,  after closing,  to be binding upon and inure to the benefit of the parties,  their heirs, successors and assigns.

(e)      Termination.  Besides all other rights and remedies of the  Purchaser  and
         -----------
Seller,  as stated in this  Contract,  Buyer shall have the right to terminate this
Contract,  if any  representations  or warranties of Seller stated in this Contract are not true and correct as of the closing date.

(f)      Additional  Documents.   The  parties  agree  to  execute  any  additional
         ---------------------
documents  necessary to carry out the purposes of this  Contract,  consistent  with its terms,  including,  but not limited to  assignments  of all rents and royalties under any existing mineral or other leases.

(g)      Time  for  Performance.  If  the  date  for  performance  of  any  party's
         ----------------------
obligations  under the  Contract  falls on a Saturday,  Sunday or other  nationally recognized  holiday,  then the date for  performance  of such  obligation  shall be deemed  to  modified  to be the  immediately  next  succeeding  day  which is not a
Saturday, Sunday or other nationally recognized holiday.

(h)      Conflict.  In the event of a  conflict  between  the terms and  conditions
         --------
of the Contract and this Additional  Provisions Addendum,  the terms and conditions of this Additional Provisions Addendum shall control in all respects.

(i)      Headings.  The  headings of the various  paragraphs  of the  Contract  and
         --------
this  Additional  Provisions  Addendum have been  inserted for  reference  only and shall not have the effect of  modifying,  amending  or changing  the express  terms and provisions of this Additional Provisions Addendum.

(j)      Executed  in  Counterparts  . The  Contract  may be executed in any number
         --------------------------
of counterparts,  each of which shall be deemed to be an original,  and all of such counterparts  shall  constitute  one  agreement.  To  facilitate  execution  of the
Contract,  the  Parties  may  execute and  exchange  telecopy  counterparts  of the signature  pages,  so  long as  such  telecopied  counterparts  are  replaced  with original counterparts of the signature pages as soon as practicable thereafter.

(k)  Easements.  Seller  agrees to convey  easements  for  ingress  and  egress and
     ---------
certain trail easements to the satisfaction of Buyer.

(l) Mobile  Homes.  Seller  shall  convey the mobile homes on the property to Buyer
    -------------
by title and by bill of sale.

(m) Water Taps.  Seven (7) water taps shall be conveyed by Seller to Buyer for
    ----------
domestic use and irrigation use.  The water taps shall be conveyed by bill of sale and shall provide that no monthly or other fee for water usage shall be assessed to Buyer.